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ANNUAL REPORT

  The Company's 1994 Annual Report to Stockholders is being mailed to stock-holders with this proxy statement. The Annual Report is not part of the proxy solicitation materials.

ADDITIONAL INFORMATION

  The audited financial statements of the Company for the year ended December 31, 1994 are included in the Appendix to this Proxy Statement.

  A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEM-BER 31, 1994, EXCLUDING CERTAIN OF THE EXHIBITS THERETO, MAY BE OBTAINED WITH-OUT CHARGE BY WRITING TO COLUMBIA/HCA HEALTHCARE CORPORATION, INVESTOR RELA-TIONS DEPARTMENT, ONE PARK PLAZA, NASHVILLE, TENNESSEE 37203.

                                          By Order of the Board of Directors,

                                              /s/ Stephen T. Braun

                                                Stephen T. Braun
                                                   Secretary

Nashville, Tennessee
May 8, 1995

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